                                                                      EXHIBIT 99



NEWS RELEASE

AMERADA HESS CORPORATION   1185 AVENUE OF THE AMERICAS, N.Y., N.Y. 10036


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


           AMERADA HESS REPORTS RESULTS FOR THE FIRST QUARTER OF 2003

         New York, New York....April 29, 2003...Amerada Hess Corporation (NYSE:
AHC) reported net income of $176 million for the first quarter of 2003 compared with income of $141 million for the first quarter of 2002. The after-tax results by major operating activity in 2003 and 2002 were as follows (in millions, except per share amounts):

                                                 Three months ended
                                                 March 31 (unaudited)
                                             ---------------------------
                                              2003               2002(*)
                                             -------             -------
Exploration and production                   $   146             $   210
Refining and marketing                           136                 (22)
Corporate                                        (20)                (15)
Interest expense                                 (46)                (45)
                                             -------             -------
Income from continuing operations                216                 128
Discontinued operations                          (47)                 13
Income from cumulative effect of
      accounting change                            7                  --
                                             -------             -------
Net income                                   $   176             $   141
                                             =======             =======
Income per share from continuing
      operations (diluted)                   $  2.43             $  1.44
                                             =======             =======
Net income per share (diluted)               $  1.98             $  1.58
                                             =======             =======

(*) Restated to conform with current period presentation.

           The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 421,000 barrels per day in the first quarter of 2003, a decrease of 8% from the first quarter of 2002. In the first quarter of 2003, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $25.55 per barrel, an increase of $2.60 per barrel from the first quarter of 2002. The Corporation's average United States natural gas selling price, including the effect of hedging, was $4.89 per Mcf in the first quarter of 2003, an increase of $1.46 per Mcf from the first quarter of 2002.

         Exploration and production earnings include after-tax gains from asset sales of $31 million and $28 million in the first quarters of 2003 and 2002, respectively. The gain in the first quarter of 2003 reflects the sale of the Corporation's 1.5% interest in the Trans Alaska Pipeline System. Results in the first quarter of 2003 included higher exploration expense than the first quarter of 2002.

         On February 26, 2003, the Corporation exchanged its crude oil producing properties in Colombia, plus $10 million in cash, for an additional 25% interest in natural gas reserves in the joint development area of Malaysia and Thailand. This transaction resulted in a net loss from discontinued operations of $47 million, including $13 million of operating income from January 1 through the date of disposition. Effective January 1, 2003, the Corporation adopted the provisions of FAS No. 143, Accounting for Asset Retirement Obligations, and recorded a net benefit of $7 million from the cumulative effect of the accounting change.

         Refining and marketing results improved in the first quarter of 2003 compared with the first quarter of 2002, principally reflecting higher refining margins and increased energy marketing earnings due to a colder winter.


         Sales and other operating revenues in the first quarter of 2003 amounted to $4,297 million compared with $2,958 million in the first quarter of 2002. Capital expenditures in the first quarter of 2003 amounted to $341 million of which $321 million related to exploration and production activities. Capital expenditures in the first quarter of 2002 amounted to $445 million, including $427 million for exploration and production.

                 Consolidated Financial Information (unaudited)

                                                       Three months ended March 31
                                                      -----------------------------
                                                        2003                 2002
                                                      --------             --------
                                                  (In millions, except per share amounts)

Income Statement Information
    Sales and other operating revenues                $  4,297             $  2,958
                                                      ========             ========

    Income from continuing operations                 $    216*            $    128*
    Discontinued operations                                (47)                  13
    Cumulative effect of accounting change                   7                   --
                                                      --------             --------
    Net income                                        $    176             $    141
                                                      ========             ========
    Income per share from continuing
       operations (diluted)                           $   2.43             $   1.44
                                                      ========             ========
    Net income per share (diluted)                    $   1.98             $   1.58
                                                      ========             ========
    Weighted average number of shares                     89.1                 88.8
                                                      ========             ========

* Includes net gains from asset sales of $31 million and $28 million in the first quarters of 2003 and 2002, respectively.

                                                                    March 31            December 31
                                                                      2003                 2002
                                                                    --------             --------
Balance Sheet Information
     Current assets                                                 $  2,968             $  2,756
     Investments                                                       1,185                1,622
     Property, plant and equipment - net                               7,933                7,032
     Other assets                                                      1,911                1,852
                                                                    --------             --------
          Total assets                                              $ 13,997             $ 13,262
                                                                    ========             ========

     Current portion of long-term debt                              $     15             $     16
     Other current liabilities                                         2,771                2,537
     Long-term debt                                                    4,834                4,976
     Deferred liabilities and credits                                  1,957                1,484
     Stockholders' equity, excluding other comprehensive loss          4,686                4,503
     Accumulated other comprehensive loss                               (266)                (254)
                                                                    --------             --------
          Total liabilities and stockholders' equity                $ 13,997             $ 13,262
                                                                    ========             ========

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                                  (IN MILLIONS)

                                                                                First           First           Fourth
                                                                               Quarter         Quarter         Quarter
Line                                                                             2003          2002 (*)        2002 (*)
No.                                                                            -------         -------         -------
----                                                                             (A)             (B)             (C)
        Income Statement
          Revenues and Non-operating Income
  1        Sales and other operating revenues                                  $ 4,297         $ 2,958         $ 3,245
           Non-operating income
  2          Gain on asset sales                                                    47              41              14
  3          Equity in income (loss) of HOVENSA L.L.C.                              50             (26)              4
  4          Other                                                                  13              21              28
                                                                               -------         -------         -------
  5            Total revenues and non-operating income                           4,407           2,994           3,291
                                                                               -------         -------         -------
        Costs and Expenses
  6        Cost of products sold                                                 3,055           1,923           2,033
  7        Production expenses                                                     205             173             229
  8        Marketing expenses                                                      170             160             202
  9        Exploration expenses, including dry holes
             and lease impairment                                                  108              54             110
 10        Other operating expenses                                                 51              42              43
 11        General and administrative expenses                                      78              63              61
 12        Interest expense                                                         74              66              62
 13        Depreciation, depletion and amortization                                295             283             291
 14        Asset impairment                                                         --              --             706
                                                                               -------         -------         -------
 15            Total costs and expenses                                          4,036           2,764           3,737
                                                                               -------         -------         -------
 16        Income (loss) from continuing operations before income taxes            371             230            (446)
 17        Provision (benefit) for income taxes                                    155             102             (58)
                                                                               -------         -------         -------
 18        Income (loss) from continuing operations                                216             128            (388)
 19        Income (loss) from discontinued operations, net                         (47)             13              17
 20        Cumulative effect of change in accounting principle, net                  7              --              --
                                                                               -------         -------         -------
 21        Net income (loss)                                                   $   176         $   141         $  (371)
                                                                               =======         =======         =======
        Segment Analysis
 22        Exploration and production                                          $   146         $   210         $  (362)
 23        Refining and marketing                                                  136             (22)             20
 24        Corporate                                                               (20)            (15)             (8)
 25        Interest expense                                                        (46)            (45)            (38)
                                                                               -------         -------         -------
 26        Income (loss) from continuing operations                                216             128            (388)
 27        Income (loss) from discontinued operations, net                         (47)             13              17
 28        Cumulative effect of change in accounting principle, net                  7              --              --
                                                                               -------         -------         -------
 29        Net income (loss)                                                   $   176         $   141         $  (371)
                                                                               =======         =======         =======
 30     Net Cash Provided by Operating Activities                              $   488         $   411         $   538
                                                                               =======         =======         =======
        Capital Expenditures
 31        Exploration and production                                          $   321         $   427         $   303
 32        Refining and marketing                                                   20              18              23
                                                                               -------         -------         -------
 33            Total capital expenditures                                      $   341         $   445         $   326
                                                                               =======         =======         =======
        At End of Period
 34        Total debt                                                          $ 4,849         $ 5,555         $ 4,992
                                                                               =======         =======         =======
 35        Stockholders' equity                                                $ 4,420         $ 4,802         $ 4,249
                                                                               =======         =======         =======

      (*) Restated to conform with current period presentation.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                           SUPPLEMENTAL OPERATING DATA
                (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                    First            First            Fourth
                                                   Quarter          Quarter          Quarter
Line                                                2003             2002             2002
No.                                               --------          -------          -------
----                                                (A)               (B)              (C)
       Operating Data
         Net Production Per Day
            Crude oil - barrels
   1            United States                           50               59               48
   2            United Kingdom                         102              112              110
   3            Equatorial Guinea                       25               30               30
   4            Denmark                                 25               23               28
   5            Norway                                  24               23               25
   6            Algeria                                 20               12               18
   7            Gabon                                   11                9                9
   8            Indonesia                                4                6                3
   9            Azerbaijan                               2                4                4
  10            Colombia (*)                            12               24               20
                                                    ------           ------           ------
  11               Total                               275              302              295
                                                    ======           ======           ======
            Natural gas liquids - barrels
  12            United States                           11               13               11
  13            United Kingdom                           6                6                6
  14            Norway                                   1                1                1
  15            Indonesia and Thailand                   2                2                2
                                                    ------           ------           ------
  16               Total                                20               22               20
                                                    ======           ======           ======
            Natural gas - mcf
  17            United States                          317              394              320
  18            United Kingdom                         321              326              284
  19            Denmark                                 34               42               39
  20            Norway                                  26               23               25
  21            Indonesia and Thailand                  56               28               45
                                                    ------           ------           ------
  22               Total                               754              813              713
                                                    ======           ======           ======
  23            Barrels of oil equivalent              421              460              434
                                                    ======           ======           ======
       Average Selling Price (including hedging)
            Crude oil - per barrel
  24            United States                       $25.28           $21.51           $23.11
  25            Foreign                              25.63            23.35            24.88
            Natural gas liquids - per barrel
  26            United States                       $26.81           $12.90           $20.68
  27            Foreign                              27.12            16.36            21.94
            Natural gas - per mcf
  28            United States                        $4.89            $3.43            $4.36
  29            Foreign                               3.04             2.37             2.52
       Marketing and Refining -
            Barrels Per Day

  30        Refined products sold                      463              407              402
                                                    ======           ======           ======
  31        Refinery runs (net)                        198              196              196
                                                    ======           ======           ======
(*) Reflected as a discontinued operation in the financial statements.

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